UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FOXO Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

AMENDMENT TO THE PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

This amendment, dated November 18, 2024, amends and supplements the proxy statement of FOXO Technologies Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on November 15, 2024 (the “Proxy Statement”). The Proxy Statement relates to the Company’s Special Meeting of Stockholders, which is scheduled to be held November 29, 2024, at 9:30 a.m., Central Time (the “Special Meeting”). As described in the Proxy Statement, the Proxy Card provided included various blanks that had not been completed as well as a reference to the “Annual Meeting” when it should have said “Special Meeting.” This amendment includes a corrected version of the Proxy Card to correct the errors. Except as described in this amendment, the information provided in the Proxy Statement continues to apply. If information in this amendment differs from or updates information contained in the Proxy Statement, then the information in this amendment is more current and supersedes the different information contained in the Proxy Statement. THIS AMENDMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

193461 FOXO Tech. Proxy Card Front

2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FOXO TECHNOLOGIES INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 28, 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://www.cstproxy.com/foxotechnologies/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

1. To approve and adopt a proposal to amend our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), any time before September 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the "Reverse Split") with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

FOR ☐ AGAINST ☐ ABSTAIN ☐

2. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline Family Trust II (“Smithline”);

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023, and as amended, with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $5,000,000 of shares of our Class A Common Stock and in connection with the Finder’s Fee Agreement, dated as of October 9, 2023, as amended (the “Finder Agreement”), with J.H. Darbie & Co., Inc., a registered broker-dealer (the “Finder”);

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”);

FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

FOR ☐ AGAINST ☐ ABSTAIN ☐

6. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

193461 FOXO Tech. Proxy Card Back

2024

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders

To view the 2024 Proxy Statement, 2024 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/foxotechnologies/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOXO TECHNOLOGIES INC.

The undersigned appoints Mark White and Seamus Lagan, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of FOXO Technologies Inc. held of record by the undersigned at the close of business on November 15, 2024 at the Annual Meeting of Shareholders of FOXO Technologies Inc. to be held on November 29, 2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5 AND PROPOSAL 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)